Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories
8	Inventories

Inventories are carried at average cost, including the storage and handling costs, to the extent these costs are necessary to bring inventories to their sale condition at stores, less bonuses received from suppliers or net realizable value, whichever is lower.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs necessary to make the sale, such as (i) taxes levied on sales; (ii) personnel expenses directly linked to sales; (iii) cost of sales; and (iv) other costs required to make goods available for sale.

Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

		As of December 31,
	Note	2023	2022
Stores		6,033	5,914
Distribution centers		1,237	1,139
Commercial agreements	8.1	(525)	(518)
Allowance for loss on inventory losses and damages	8.2	(81)	(68)
		6,664	6,467

8.1	Commercial agreements

The Company records rebates from vendors and the storage costs in the statement of operations as the inventories that gave rise to the bonuses and the stored costs are realized. As of December 31, 2023, the amount of unrealized bonus, as a reduction of inventory balance, totaled R$525 (R$518 as of December 31, 2022).

8.2	Allowance for loss in inventory (losses and damages)

Inventories are adjusted by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate.

	For the year ended December 31,
	2023	2022	2021
At the beginning of the year	(68)	(37)	(51)
Additions	(567)	(435)	(315)
Reversals	29	17	13
Write-offs	525	387	316
At the end of the year	(81)	(68)	(37)